UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2007

Cardinal Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification Number)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of Principal Executive Offices, Including Zip Code)

(614) 757-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

During a conference call scheduled to be held at 11:00 a.m. EST on January 25, 2007, Cardinal Health, Inc.’s (the “Company’s”) Chief Financial Officer, Jeffrey W. Henderson, will discuss the Company’s results for the quarter and six months ended December 31, 2006. The Company is furnishing Mr. Henderson’s slide presentation for the conference call as Exhibit 99.01 to this report.

On January 25, 2007, the Company issued a press release announcing that it has reached an agreement to sell its Pharmaceutical Technologies and Services segment to The Blackstone Group. A copy of the press release is furnished under this report as Exhibit 99.02.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

99.01	Slide presentation furnished under this report.

99.02	Press release issued by the Company on January 25, 2007, and furnished under this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: January 25, 2007	By:	/s/ Jeffrey W. Henderson
	Name:	Jeffrey W. Henderson
	Title:	Chief Financial Officer

EXHIBIT INDEX

99.01        Slide presentation furnished under this report.

99.02        Press release issued by the Company on January 25, 2007, and furnished under this report.